Income Tax Expense	12 Months Ended
Aug. 31, 2024
Income Tax Expense [Abstract]
INCOME TAX EXPENSE
14.	INCOME TAX EXPENSE

Continuing operations

Income tax expense consisted of the following:

	For the year ended August 31,
	2022	2023	2024
	RMB	RMB	RMB
Current income tax expense:
PRC	57,851	53,242	27,266
Hong Kong	29,923	19,193	9,550
US	2,455	450	-
Canada	44	-	-
Vietnam	-	-	1
Singapore	-	-	22
Deferred income tax (benefit) expense:
PRC	(1,024)	19,531	(994)
Canada	67	(261)	90
US	(28)	8,050	(3,027)
UK	(34,145)	83,003	-
Total income tax expense:	55,143	183,208	32,908

Cayman Islands

The Company and Impetus are incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Company and Impetus are not subject to income or capital gains taxes. In addition, dividend payments are not subject to withholdings tax in the Cayman Islands.

US

Can-achieve Global Education, Inc. (Los Angeles), Foundation Global Education (USA) Inc, Bright Can-achieve LLC, Cambridge Education Group Holding Inc. (US) and its subsidiaries are located in US and are subject to an income tax rate of 21% for taxable income earned in the US.

UK

Prior to April 1, 2023, the Company’s subsidiaries operating in UK were subjected to income tax rate at 19%. Form April 1, 2023, the income tax rate for the Company’s subsidiaries operating in UK changed to 25%.

Canada

Can-Achieve International Education Limited (Vancouver) operating in Vancouver and Can-Achieve Academy Limited operating in Toronto are subject to income tax rate ranging from 26% to 26.5% according to the province tax rates.

Vietnam

Bright Can-Achieve Education Company Limited operating in Vietnam is subject to income tax rate of 20%.

Singapore

Bright Can-Achieve Pte. Ltd. and Foundation Global Education (Singapore) Pte. Ltd. operating in Singapore is subject to income tax rate of 17%.

Hong Kong

The Group’s subsidiaries operating in Hong Kong are subject to a two-tiered income tax rate for taxable income earned in Hong Kong effectively since April 1, 2018. The first 2 million Hong Kong dollars of profits earned by a company are subject to be taxed at an income tax rate of 8.25%, while the remaining profits will continue to be taxed at the existing tax rate of 16.5%.

PRC

The subsidiaries and VIEs incorporated in the PRC were generally subject to a corporate income tax rate of 25%.

Effective from January 1, 2008, a new Enterprise Income Tax Law, or (“the New EIT Law”), consolidated the previous income tax laws for foreign invested and domestic invested enterprises in the PRC by the adoption a unified tax rate of 25% for most enterprises with the following exceptions.

Zhuhai Bright Scholar is a company registered in Hengqin New Area whose main business, providing outsourcing consulting services, falls within the preferential enterprise income tax (“EIT”) catalogue of Hengqin New Area in Zhuhai and whose revenue derived from its main business accounts for more than 60% of its total revenue. Zhuhai Bright Scholar was classified as a domestically-owned enterprise in Hengqin New Area, Zhuhai in an encouraged industry sector, and was approved by the PRC tax authorities to enjoy a preferential EIT rate of 15% from January 24, 2017 (date of incorporation). Zhuhai Bright Scholar met the relevant requirements and was eligible for the preferential EIT rate on or before August 31, 2022. Due to the failure to meet the abovementioned 60% requirement, Zhuhai Bright Scholar adopted to the EIT rate of 25% during the years ended August 31, 2023 and 2024.

Further, according to Announcement [2021] No.12 from the Ministry of Finance and the State Administration of Taxation (“MOF&SAT”), these PRC subsidiaries qualified as “small-scaled minimal profit enterprise” are subject to preferential income tax rate of 2.5% and 10% for the first RMB 1,000 of taxable income and remaining profit respectively, in calendar year 2021. According to Announcement [2022] No.13 from the MOF&SAT subsequently issued, the applicable preferential income tax rate is 2.5% and 5% for the first RMB 1,000 of taxable income and remaining profit respectively, in calendar year 2022. According to Announcement [2023] No.6 from the MOF&SAT subsequently issued, these PRC subsidiaries are subject to preferential income tax rate of 5% for the taxable income in calendar year 2023 and 2024. There are numbers of PRC subsidiaries with minimum taxable income, as such, are subject to preferential income tax rate of 5%.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Group’s deferred tax assets and liabilities were as follows:

	As of August 31,
	2023	2024
	RMB	RMB
Deferred tax assets:
Net operating loss carry-forward	181,103	229,442
Less: valuation allowance	(179,459)	(227,522)
Total deferred tax assets	1,644	1,920
Deferred tax liabilities:
Intangible assets	14,555	10,974
Withholding tax	20,200	20,200
Total deferred tax liabilities	34,755	31,174

Movement in valuation allowance is as follows:

	For the year ended August 31,
	2022	2023	2024
	RMB	RMB	RMB
Beginning balance	81,555	84,053	179,459
Additions	10,289	173,366	58,846
Decrease from disposal of subsidiaries	-	(8,244)	(74)
Reversal	(7,791)	(38,515)	(10,360)
Expired	-	(31,201)	(349)
Ending balance	84,053	179,459	227,522

As of August 31, 2022, 2023 and 2024, the tax loss carry-forward in the PRC amounted to RMB 74,183, RMB 107,909 and RMB 201,081 respectively, which would expire by the end of calendar year 2027, 2028 and 2029. The Group operates its business through its subsidiaries and VIEs. The Group does not file consolidated tax returns, therefore, losses from individual subsidiaries or the VIEs may not be used to offset other subsidiaries’ or VIEs’ earnings within the Group. Valuation allowance is considered on each individual subsidiary and VIE basis. A valuation allowance of RMB 84,053, RMB 179,459 and RMB 227,522 had been established as of August 31, 2022, 2023 and 2024, respectively, in respect of certain deferred tax assets as it is considered more likely than not that the relevant deferred tax assets will not be realized in the foreseeable future.

For the year ended August 31, 2023, the Group recognized a full valuation allowance amounting to approximately RMB 128,781 against its Overseas Schools’ deferred tax assets. This determination was based on the assessment of the available positive and negative evidence to estimate whether sufficient future taxable income will be generated to utilize the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss incurred by Overseas Schools for the recent three years. The presence of a three-year cumulative loss limits the ability to consider other objective evidence, such as the Group’s expectations of future taxable income and projections for growth of Overseas Schools. For the year ended August 31, 2024, the Group further recognized an allowance amounting to approximately RMB 13,549 against its Overseas Schools’ deferred tax assets.

The total deferred tax assets of RMB 1,644 and RMB 1,920 as of August 31, 2023 and 2024, were mainly attributed to the deductible tax losses carry-forward arising from certain overseas and PRC subsidiaries.

A deferred tax liability should be recorded for taxable temporary differences attributable to the excess of financial reporting amounts over tax basis amounts, including those differences attributable to a more than 50% interest in a domestic subsidiary. However, recognition is not required in situations where the tax law provides a means by which the reported amount of that investment can be recovered tax-free and the enterprise expects that it will ultimately use that means. The Company has not recorded any such deferred tax liability attributable to the undistributed earnings of its financial interest in VIEs because it believes such excess earnings can be distributed in a manner that is considered to be indefinitely reinvested and thus would not be subject to income tax.

The impact of an uncertain income tax position on the income tax return is recognized at the largest amount that is more likely than not to be sustained upon audit by the relevant tax authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Interest and penalties on income taxes will be classified as a component of the provisions for income taxes. The Group has concluded that there are no significant uncertain tax positions requiring recognition in consolidated financial statements for the years ended August 31, 2022, 2023 and 2024.

The Group did not incur any interest and penalties related to potential underpaid income tax expenses and also does not anticipate any significant increases or decreases in unrecognized tax benefits in the next 12 months. The Group has no material unrecognized tax benefits which would favorably affect the effective income tax rate in future years.

According to the PRC Tax Administration and Collection Law, the tax authority may require the taxpayer or the withholding agent to make delinquent tax payment within three years if the underpayment of taxes is resulted from the tax authority’s act or error. No late payment surcharge will be assessed under such circumstances. The statute of limitation will be three years if the underpayment of taxes is due to the computational errors made by the taxpayer or the withholding agent. Late payment surcharge will be assessed in such case. The statute of limitation will be extended to five years under special circumstances which are not clearly defined (but an underpayment of tax liability exceeding RMB 0.1 million is specifically listed as a “special circumstance”). The statute of limitation for transfer pricing related issue is ten years. There is no statute of limitation in the case of tax evasion. Therefore, the Group is subject to examination by the PRC tax authorities based on the above.

Reconciliation between the provision for income taxes computed by applying the PRC EIT rates of 25% in year 2022, 2023 and 2024 to income before income taxes and the actual provision for income tax were as follows:

	For the year ended August 31,
	2022	2023	2024
	RMB	RMB	RMB
Net loss before provision for income tax and share of equity in loss of unconsolidated affiliates after elimination adjustment	(631,687)	(175,317)	(828,286)
PRC statutory tax rate	25%	25%	25%
Income tax at statutory tax rate	(157,922)	(43,829)	(207,072)
Effect of expenses that are not deductible in determining taxable profit*	181,109	95,560	206,468
Unrecognized tax losses	10,289	173,366	58,846
Utilization of tax losses previously not recognized	(7,791)	(38,515)	(10,360)
Effect of tax rate difference from tax holiday and statutory rate in other jurisdictions	7,223	(29,061)	(4,941)
Withholding tax expense**	25,000	20,200	-
Impact of change in tax rate in UK	-	2,797	-
Others	(2,765)	2,690	(10,033)
Income tax expense recognized in profit or loss	55,143	183,208	32,908

Note*:	Included in the expenses that are not deductible in determining taxable profit were primarily related to impairment loss, share based compensation and non-deductible expenses arose from Overseas Schools.

Note**:	The Enterprise Income Tax Law and its implementation rules also impose a withholding tax at 10%, unless reduced by a tax treaty or agreement, for dividends receivable by non-PRC-resident enterprises from PRC-resident enterprises in respect of earnings accumulated beginning on January 1, 2008. As of August 31, 2022, the Group has recorded RMB 25,000 for dividend withholding tax at rate of 10% related to the distributed earnings of Zhuhai Bright Scholar to its immediate holding company Time Education China Holdings Limited located in Hong Kong. As of August 31, 2023, the Group expects to distribute a portion of the earnings (RMB 202,000) of Zhuhai Bright Scholar to Time Education China Holdings Limited, and hence accrued a withholding tax of RMB 20,200 at rate of 10% at the year end. The remaining undistributed earnings of the Company’s PRC subsidiaries are intended to be permanently reinvested, and accordingly, no deferred tax liabilities have been provided for the PRC dividend withholding taxes that would be payable upon the distribution of those amounts to the Company.

If the tax holidays granted to certain entities of the Group were not available, the Group’s income tax expense would have increased by RMB 11,144, RMB 655 and RMB 343 for the years ended August 31, 2022, 2023 and 2024, respectively. The basic net earnings or loss per share attributable to the Company would decrease in earning or increase in loss by RMB 0.09, RMB 0.01 and RMB 0.003 for the years ended August 31, 2022, 2023 and 2024, respectively.